================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) April 8, 1997


               Borden Chemicals and Plastics Limited Partnership
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Delaware                        1-9699                 31-1269627
 -----------------------            ----------------        ----------------
(State of incorporation)            (Commission File        (I.R.S. Employer
                                     Number)                Identification No.)

Highway 73
Geismar, Louisiana                                                70734
---------------------------------------                        ---------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:   (614) 225-4482

================================================================================

Item 5.  Other Events.
         ------------

               On April 8, 1997, Borden Chemicals and Plastics Limited Partnership (the "Registrant") announced that the Board of Directors of BCP
                  ----------
Management, Inc., the general partner (the "General Partner") of the Registrant,
                                            ---------------
had unanimously approved on behalf of the Registrant a plan pursuant to which the existing ownership interests in the Registrant will be exchanged for shares of a newly formed corporation. Under the proposed conversion plan, which is subject to unitholder approval, all unitholders will be entitled to exchange their Units for common stock of the new corporation or, at their election, for non-voting cumulative exchangeable preferred stock of the new corporation (subject to certain limitations). A press release announcing the conversion is attached hereto as Exhibit 99.1. The Agreement and Plan of Conversion pursuant to which the conversion will take place is attached hereto as Exhibit 99.2.

               The Registrant also announced that the Board of the General Partner of the Registrant had unanimously approved on behalf of the Registrant the implementation of a unitholder rights plan. In connection therewith a distribution of one right (a "Right") to purchase one Unit of the Registrant
                              -----
will be made to each unitholder of record at the close of business on April 21, 1997. A pro rata distribution of Rights will also be made to the General Partner in respect of its interest in the Registrant on that date. In the event that any entity acquires 15% or more of the outstanding Units, each holder of a Right, other than the acquiring entity, will be entitled to receive, upon payment of the exercise price, that number of Units having a market value equal to two times the exercise price. The Rights, which are not presently exercisable, have an exercise price of $21. The press release attached hereto as Exhibit 99.1 provides further information on the rights plan. The Rights will be issued pursuant to a Rights Agreement between the Registrant and Harris Trust and Savings Bank. The Rights Agreement, which includes the form of Right certificate as Exhibit A and a summary of the Rights as Exhibit B, is attached hereto as
Exhibit 99.3. An amendment to the partnership agreement of the Registrant incorporating the terms of the Rights Agreement is attached as Exhibit 99.4

Item 7.   Exhibits.
          --------

  99.1         Press Release dated April 8, 1997.

  99.2 Agreement and Plan of Conversion, dated as of April 8, 1997 among the Registrant, the General Partner, Borden Chemicals and Plastics Operating Limited Partnership, BCP Chemicals and Plastics Inc., BCP Chemicals and Plastics GP Inc. and BCP Chemicals and Plastics L.P.

  99.3 Rights Agreement, dated as of April 8, 1997, between the Registrant and Harris Trust and Savings Bank which includes the form of Right Certificate as Exhibit A and a Summary of Rights to Purchase Units as Exhibit B.

  99.4 First Amendment, dated as of April 8, 1997, to the Amended and Restated Agreement of Limited Partnership, dated as of December 15, 1988, of the Partnership, entered into by and among the General Partnership and the limited partners of the Partnership.

                                   SIGNATURE

               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               BORDEN CHEMICALS AND PLASTICS
                                LIMITED PARTNERSHIP

                               By: BCP Management, Inc., its general partner

                               By: /s/ James O. Stevning
                                  ------------------------------------------
                                     Name:  James O. Stevning
                                     Title: Chief Financial Officer

DATED: April  15, 1997

                                 EXHIBIT INDEX

Exhibit No.               Description
----------                -----------



   99.1        Press Release dated April 8, 1997.

   99.2 Agreement and Plan of Conversion, dated as of April 8, 1997 among the Registrant, the General Partner, Borden Chemicals and Plastics Operating Limited Partnership, BCP Chemicals and Plastics Inc., BCP Chemicals and Plastics GP Inc. and BCP Chemicals and Plastics L.P.

   99.3 Rights Agreement, dated as of April 8, 1997, between the Registrant and Harris Trust and Savings Bank which includes the form of Right Certificate as Exhibit A and a Summary of Rights to Purchase Units as Exhibit B.

   99.4 First Amendment, dated as of April 8, 1997, to the Amended and Restated Agreement of Limited Partnership, dated as of December 15, 1988, of the Partnership, entered into by and among the General Partner and the limited partners of the Partnership.